                                                                    EXHIBIT 32.1



                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
          OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Glimcher Realty Trust, a Maryland Real Estate Investment Trust (the "Company"), does hereby certify, to such officer's knowledge, that:

         The quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    August 12, 2003                    /s/ Herbert Glimcher
        ---------------------------         ------------------------------
                                            Herbert Glimcher
                                            Chairman of the Board and
                                            Chief Executive Officer


Date:    August 12, 2003                    /s/ Melinda A. Janik
        ---------------------------         ------------------------------
                                            Melinda A. Janik
                                            Senior Vice President and
                                            Chief Financial Officer



         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as separate disclosure document.